UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

FOLEY TRASIMENE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-39456	85-1961020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Village Center Circle Las Vegas, NV	89134
(Address of principal executive offices)	(Zip Code)

(702) 323-7330

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one Warrant	BFT.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	BFT	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BFT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Foley Trasimene Acquisition Corp. II (“FTAC”) with the Securities and Exchange Commission (the “SEC”) on December 7, 2020, FTAC entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Paysafe Limited, an exempted limited company incorporated under the laws of Bermuda (the “Company”), Paysafe Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of the Company (“Merger Sub”), Paysafe Bermuda Holding LLC, a Bermuda exempted limited liability company (the “LLC”), Pi Jersey Holdco 1.5 Limited, a private limited company incorporated under the laws of Jersey, Channel Islands (“Pi Jersey Holdco”) and Paysafe Group Holdings Limited, a private limited company incorporated under the laws of England and Wales (“PGHL”, and together with the foregoing the “Parties”).

On March 30, 2021 (the “Closing Date”), in accordance with the terms of the Merger Agreement, the Parties completed the business combination transaction (the “Business Combination”) pursuant to which, among other things, (i) Merger Sub merged with and into FTAC, with FTAC being the surviving corporation in the merger and an indirect subsidiary of the Company (the “Merger”) and each outstanding share of common stock of FTAC (other than certain excluded shares) converted into the right to receive one common share, par value $0.001 per share, of the Company (the “Company Common Shares”) and (ii) PGHL transferred and contributed Pi Jersey Holdco to the Company in exchange for Company Common Shares and cash (collectively, the “Paysafe Contribution”, and together with the other transactions contemplated by the Merger Agreement, the “Transactions”). Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement. The description of the Merger Agreement and related transactions (including, without limitation, the Business Combination) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to FTAC’s Current Report on Form 8-K filed with the SEC on December 7, 2020 and incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Upon the completion of the Business Combination (the “Effective Time”), FTAC entered into that certain Warrant Assumption Agreement by and among FTAC, the Company and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”, and the agreement, the “Warrant Assumption Agreement”). Pursuant to the Warrant Assumption Agreement, the Company assumed all of FTAC’s rights and obligations under the Warrant Agreement, dated as of August 21, 2020 by and between FTAC and Continental (the “Warrant Agreement”), and each warrant entitling the holder thereof to purchase one share of Class A Common Stock (as defined below) at a price of $11.50 per share (each an “FTAC Warrant”) was exchanged for a warrant to purchase Company Common Share(s) pursuant to the terms and conditions of the Warrant Agreement.

The description of the Warrant Assumption Agreement in this Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Warrant Assumption Agreement, which is attached hereto as Exhibit 4.1.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, at the Effective Time, each share of FTAC’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and FTAC’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “FTAC Common Stock”), outstanding as of immediately prior to the Effective Time, was cancelled and automatically converted into the right to receive one Company Common Share.

Also on the Closing Date, at the Effective Time, each FTAC Warrant that was outstanding immediately prior to the Effective Time was, pursuant to and in accordance with the Warrant Agreement and the Warrant Assumption Agreement, automatically and irrevocably modified to provide that such FTAC Warrant will no longer entitle the holder thereof to purchase the amount of share(s) of FTAC Common Stock set forth therein and in substitution thereof such warrant will entitle the holder thereof to acquire the same number of Company Common Shares per FTAC Warrant on the same terms.

In connection with the consummation of the Business Combination, and immediately prior to the Effective Time, the FTAC Warrants held by Trasimene Capital FT, LP II (the “Sponsor”) were exchanged for shares of FTAC’s Class C common stock, par value $0.0001 per share (the “Class C Common Stock”), and immediately thereafter the Sponsor transferred and contributed such shares of Class C Common Stock to the LLC in exchange for exchangeable units of the LLC. Such exchangeable units will be exchangeable into Company Common Shares or cash, as determined by the LLC, beginning on March 30, 2022 and expiring on March 30, 2026.

The description of the Business Combination set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by FTAC as Exhibit 2.1 to FTAC’s Current Report on Form 8-K filed on December 7, 2020.

Item 3.01. Notice of Delisting

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

In connection with the Business Combination, on March 30, 2021, FTAC notified the New York Stock Exchange (“NYSE”) of the consummation of the Business Combination and requested (i) that NYSE suspend trading of the Class A Common Stock effective March 30, 2021 and (ii) file with the SEC a Form 25 to delist the Class A Common Stock, the FTAC Warrants and the units of FTAC (the “FTAC Securities”) under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). FTAC intends to file a certification on Form 15 with the SEC to deregister the FTAC Securities and suspend FTAC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Immediately prior to the Effective Time, pursuant to that certain Forward Purchase Agreement, dated as of July 31, 2020, by and between FTAC and Cannae Holdings, Inc., a Delaware corporation, as assigned by that certain Assignment and Assumption Agreement dated as of December 7, 2020 by and among Cannae Holdings, Inc. and Cannae Holdings, LLC, a Delaware limited liability company (“Cannae”, and the agreements together, the “Forward Purchase Agreement”), Cannae purchased Class A Common Stock in an aggregate share amount equal to 15,000,000 shares, plus an aggregate of 5,000,000 FTAC Warrants for $150.0 million. The description of the Forward Purchase Agreement in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Forward Purchase Agreement, which is attached as Exhibit 10.10 to FTAC’s Registration Statement on Form S-1 filed with the SEC on July 31, 2020 and incorporated herein by reference.

At the Effective Time, the FTAC Warrants held by the Sponsor were exchanged for an equal number of shares of Class C Common Stock, and immediately thereafter the Sponsor transferred and contributed such shares of Class C Common Stock to the LLC in exchange for exchangeable units of the LLC that will be exchangeable into Company Common Shares or cash, as determined by the LLC, on the same terms as such warrants, beginning on March 30, 2022 and expiring on March 30, 2026.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth in the Introductory Note, Items 1.01, 2.01, 3.01, 3.02 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

The information set forth in the Introductory Note, Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

As of the Effective Time and as a result of the Merger, a change in control of FTAC occurred and FTAC became a wholly-owned subsidiary of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Immediately following the Effective Time, each of William P. Foley, II, C. Malcolm Holland, Mark D. Linehan, Erika Meinhardt and Richard N. Massey voluntarily resigned from his or her position as a member of FTAC’s board of directors and any committee thereof.

Immediately following the Effective Time, all of the incumbent officers of FTAC, as of immediately prior to the Effective Time, were removed as officers of FTAC.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 30, 2021, pursuant to the terms of the Merger Agreement, the certificate of incorporation of FTAC was amended and restated in in its entirety (the “Third Amended and Restated Charter”), to, among other things, authorize 30,000,000 shares of Class C Common Stock. Immediately following the Effective Time FTAC amended and restated its certificate of incorporation (the “Fourth Amended and Restated Charter”) and bylaws (the “Second Amended and Restated Bylaws”) in their entirety, each effective as of March 30, 2021. Copies of the Third Amended and Restated Charter, the Fourth Amended and Restated Charter and the Second Amended and Restated Bylaws are filed as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, each of which is incorporated herein by reference.

Item 8.01. Other Events

On March 30, 2021, FTAC and the Company issued a joint press release announcing the closing of the Business Combination, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Number	Description

2.1*	Agreement and Plan of Merger by and among Foley Trasimene Acquisition Corp. II, Paysafe Limited, Paysafe Merger Sub Inc., Paysafe Bermuda Holding LLC, Pi Jersey Holdco 1.5 Limited and Paysafe Group Holdings Limited (incorporated herein by reference to Exhibit 2.1 to Foley Trasimene Acquisition Corp. II’s Current Report on Form 8-K filed with the SEC by Foley Trasimene Acquisition Corp. II on December 7, 2020).

3.1	Third Amended and Restated Certificate of Incorporation of Foley Trasimene Acquisition Corp. II.

3.2	Fourth Amended and Restated Certificate of Incorporation of Foley Trasimene Acquisition Corp. II.

3.3	Second Amended and Restated Bylaws of Foley Trasimene Acquisition Corp. II.

4.1	Warrant Assumption Agreement by and among Foley Trasimene Acquisition Corp. II, Paysafe Limited, and Continental Stock Transfer & Trust Company, dated March 30, 2021.

99.1	Joint Press Release of Foley Trasimene Acquisition Corp. II and Paysafe Group Holdings Limited, dated March 30, 2021.

*

Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished as a supplement to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2021

Foley Trasimene Acquisition Corp. II

By:	/s/ Michael L. Gravelle
Name: Michael L. Gravelle
Title: General Counsel and Corporate Secretary